                                                                    Exhibit 10.8

                            ASSET PURCHASE AGREEMENT


     AGREEMENT made this 15th day of January, 1997, by and between the parties signatory below in the capacity of Sellers ("SELLERS"), and United States Exploration, Inc. (hereinafter "BUYER").

     WITNESSETH:

     1.   Assets.  SELLERS agree to sell, and BUYER agrees to purchase and pay
          ------
for, all of SELLERS' right, title and interest in and to the oil and gas leases located in Logan and Noble Counties, Oklahoma, described in Exhibit "A" attached hereto, together with the equipment located thereon and used in connection therewith.

     2.   Purchase Price.  The purchase price for the Assets is the sum of:
          --------------

          ONE MILLION THREE  HUNDRED THOUSAND AND 00/100 DOLLARS
          ------------------------------------------------------
                              ($1,300,000.00)

     3.   Payment.  The purchase price shall be paid in cash or certified funds
          -------
at closing.

     4.   Conveyance.  At closing, SELLERS agree to convey the Assets to BUYER,
          ----------
or BUYER'S designee, by good and sufficient Assignment and Bill of Sale.

     5.   Title.  SELLERS warrant title to the Assets sold, free and clear of
          -----
any adverse liens, claims or encumbrances.

     6.   Taxes.  SELLERS  shall pay all severance, production and ad valorem
          -----
taxes assessed against the Assets for 1995 and prior years. 1996 taxes shall be prorated to the Effective Date.

     7.   Condition.  The Assets are sold "AS IS, WHERE IS" without warranty
          ---------
as to fitness, condition, suitability, performance, future performance, productivity or reserves.

     8.   Operations.  BUYER  assumed operation as of the Effective Date and
          ----------
shall bear and pay all operating costs incurred from and after such date.

     9.   Revenues.  BUYER  shall be entitled to receive all revenues
          --------
attributable to the Assets from and after the Effective Date, and SELLERS shall make settlement therefor at or before closing.

    10.   Assumption of Obligations.  From and after the Effective Date, BUYER
          -------------------------
(or BUYER'S designee for conveyance) shall assume all plugging and regulatory compliance obligations with respect to the assets.

    11.   Effective Date.  This transaction shall be effective for all purposes
          --------------
as of November 1, 1996.

         12.   Closing.  This transaction shall be closed on or before January
               -------
31, 1997, at a mutually convenient location.

         13.   Counterparts.  This agreement may be executed by the parties in
               ------------
multiple counterparts, and when so executed by all of the parties shall be as effective as if a single instrument was signed by all.

         14.   Amendment.  This Agreement may be amended only by written
               ---------
agreement signed by all of the parties.

         15.   Merger. This Agreement supersedes all prior discussions,
               ------
negotiations, understandings and agreements between the parties with respect to the subject matter.

         16.   Binding Effect.  This Agreement shall be binding upon, and shall
               --------------
inure to the benefit of, the parties hereto, their successors and assigns.

          IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.


FIVE STAR PETROLEUM, INC.                     UNITED STATES EXPLORATION, INC.



By: /s/ Demetrie D. Carone                    By: /s/ Demetrie D. Carone
    ----------------------                        ----------------------

Title: President                              Title: President
       --------------------                          -------------------

                                  Exhibit "A"


                                 "Greg" Lease


     The following two oil and gas leases cover portions of the land described as the southeast Quarter (SE/4) of Section 9-T20N-R2W, Noble County, Oklahoma:

              Dated:      November 14th, 1990
              Lessor:     Olivia M. McNeil, a widow
              Lessee:     Arthur D. Pepin d/b/a Pepin Oil Company
              Recorded:   November 19th, 1990 in Book 431 at Page 436

              Dated:      November 14th, 1990
              Lessor:     Olivia M. McNeil, a widow
              Lessee:     Arthur D. Pepin d/b/a Pepin Oil Company
              Recorded:   November 19th, 1990 in Book 431 at Page 433


                                Major Equipment

              Greg #1     114 Hercules W/A-66 Engine
              Greg #2     114 Hercules W/A-106 Engine
              Greg Tank Battery

                          2-300 BBL St. Tanks
                          1-300 BBL F.S.W. Tank
                          1-4x20 Heater Treater
                          1-30x10 Gas Separator

              Greg #3     160 National W/503 Fairbanks Engine
              Greg 3 Tank Battery

                          2-300 BBL Steel Tanks
                          1-210 Fiberglass Tank
                          1-30x10 Gas Separator
                          1-4x10 Heater Treater

                                  "Erin" Lease


     The following oil and gas lease covers the land described as the Southeast Quarter (SE/4) in Section 19-T17N-R4W, Logan County, Oklahoma:

          Dated:         October 10th, 1990
          Lessor:        Joe D. Stockton, trustee of the J.L. "Pete" Swaim
                         Revocable Trust uta originally dated September 10th,
                         1982, as amended December 7th, 1982 and October 7th,
                         1983, and as amended and restated on April 29th, 1985.
          Lessee:        Arthur D. Pepin d/b/a/ Pepin Oil Company and Bryan S.
                         Hurst
          Recorded:      October 25th, 1990 in Book 1227 at Page 144


                                Major Equipment

          Erin #1        228 American W/96 Arrow Engine W/40 H.P. Motor
          Erin #2        228 CMI W/96 Arrow Engine W/40 H.P. Motor
          Erin #3        320 Lufkin W/106 Engine W/40 H.P. Motor
          Erin SWD       2-200 BBL Salt Water Tanks-Triplex Pump

          Erin Tank Battery

                         6-300 BBL Steel Tanks
                         1-300 BBL Fiberglass Tank
                         2-4x10 Heater Treaters
                         1-30x10 Gas Separator

                                "Cassidy" Lease


     The following oil and gas leases cover the land described as East Half of the Southwest Quarter (E/2 SW/4) in Section 19-T17N-R4W, Logan County, Oklahoma:

         Dated:          August 10th, 1962
         Lessor:         Mary Vincent, A widow
         Lessee:         Allied chemical Corporation
         Legal:          West 30 acres of the South 90 acres of the E/2
                         W/2 of Section 19-T17N-R4W
         Recorded:       Book 438 at Page 1

         Dated:          August 10th, 1962
         Lessor:         Cora C. Sherard, a widow
         Lessee:         Allied chemical Corporation
         Legal:          North 70 acres of the E/2 W/2 and East 60 acres of E/2
                         W/2 of Section 19-T17N-R4W the South 90 acres of the
         Recorded:       Book 438 at Page 3

                                Major Equipment

          Cassidy #1     Lufkin 160 W/40HP
          Cassidy #2     Lufkin 160 W/40HP

          Cassidy Tank Battery

                         2-210 BBL Stock Tanks
                         1-30x10 Gas Separator
                         1-4x20 Heater Treater
                         1-210 Fiberglass Salt Water Tank

                                 "Tharp" Lease


     the following oil and gas leases covers the land described as the Northwest Quarter (NW/4) in Section 30-T17N-R4W, Logan County, Oklahoma:

              Dated:     December 15th, 1961
              Lessor:    M.T. Myers, Jr. and Charles E. Stewart, Trust pursuant
                         to Trust Agreement dated July 1st, 1953 Lessee:
                         Phillips Petroleum Company
              Recorded:  Book 428 at Page 40

              Dated:     July 25th, 1966
              Lessor:    Marion M. Roland, Jr.
              Lessee:    W.C. Payne
              Recorded:  Book 494 at Page 402

              Dated:     September 28th, 1966
              Lessor:    Junia S. Cassell
              Lessee:    W.C. Payne
              Recorded:  Book 495 at Page 227

              Dated:     September 30th, 1966
              Lessor:    Harold Schonwald
              Lessee:    W.C. Payne
              Recorded:  Book 495 at Page 230

              Dated:     September 30th, 1966
              Lessor:    Emanuel Schonwald
              Lessee:    W.C. Payne
              Recorded:  Book 495 at Page 233

              Dated:     March 6th, 1964
              Lessor:    Nyle Thart, et al.
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 70

              Dated:     March 6th, 1964
              Lessor:    Clara Branham, widow
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 216

              Dated:     March 6th, 1964
              Lessor:    Walter S. Tharp, et ux.
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 218

              Dated:     March 6th, 1964
              Lessor:    Ellis H. Tharp, a widower
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 220

              Dated:     April 10th, 1964
              Lessor:    B.A. Hayes
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 647

              Dated:     April 8th, 1964
              Lessor:    Francis R. Welsh
              Lessee:    Jack A. Dolezal
              Recorded:  Book 458 at Page 649

              Dated:     October 13th, 1966
              Lessor:    Respondents under Oklahoma Corporation Commission
                         Pooling Order No. 63976, Cause No. 25475
              Lessee:    Applicant: HAP Drilling Company


                                Major Equipment

              Tharp #1   320 Emsco Pumping Unit
              Tharp #2   228 American W/A-206 Engine
              Tharp #3   228 CMI W/A-206 Engine

              Tharp Tank Battery

                         2-210 BBL Stock Tanks
                         1-100 BBL Salt Water Tank
                         1-4x20 Heater Treater
                         1-30x10 Gas Separator